997 P-1 06/14

SUPPLEMENT DATED JUNE 30, 2014

TO THE CURRENTLY EFFECTIVE PROSPECTUS

 OF THE

Franklin Global Listed Infrastructure Fund

(Franklin Global Trust)

The Prospectus is amended as follows:

I. The “Fund Summary - Portfolio Managers” section beginning on page 8 is revised as follows:

Portfolio Managers

WILSON MAGEE   Portfolio Manager of FT Institutional and portfolio manager of the Fund since inception (2013).

KETUL SAKHPARA, CFA    Portfolio Manager and Research Analyst of FT Institutional and portfolio manager of the Fund since June 2014.

II. The portfolio management team in “Fund Details – Management” section beginning on page 22 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in domestic and foreign infrastructure-related company securities. The portfolio managers of the team are as follows:

WILSON MAGEE   Portfolio Manager of FT Institutional

Mr. Magee has been the lead portfolio manager of the Fund since inception (2013). He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2010. Prior to joining Franklin Templeton Investments, he was President and portfolio manager of Colony Investment Management. He previously was a portfolio manager at Goldman Sachs Asset Management and Grantham Mayo Van Otterloo (GMO) and an investor at AEW.

KETUL SAKHPARA, CFA   Portfolio Manager and Research Analyst of FT Institutional

Mr. Sakhpara has been a portfolio manager of the Fund since June 2014, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2013. Prior to joining the Franklin Templeton Investments, he worked as a vice president (senior equity analyst) for Tudor Pickering's Energy Infrastructure Long-Short Equity Hedge Fund where he was the lead analyst covering listed Midstream Infrastructure Companies. Prior to this, he was a Director of research for EQC Funds, a Long-Short Equity Hedge Fund investing in Master Limited Partnerships (MLP's) and Utilities.

Please keep this supplement with your prospectus for future reference.